Exhibit 10.1

NOTE: Portions of this Exhibit are the subject of a Confidential Treatment Request by the Registrant to the Securities and Exchange Commission (the “Commission”).  Such portions have been redacted and are marked with a “[***]” in the place of the redacted language.  The redacted information has been filed separately with the Commission.

AMENDMENT NO. 1 TO

SECOND AMENDED & RESTATED SUPPLY AGREEMENT

This Amendment No. 1 to Second Amended & Restated Supply Agreement (this “Amendment”) is entered into as of this 28th day of June, 2011 between WEALTHY RISE INTERNATIONAL, LTD. (hereinafter “CUSTOMER”) and HOKU MATERIALS, INC., a Delaware corporation (hereinafter “HOKU”).  HOKU and CUSTOMER are sometimes referred to in the singular as a “Party” or in the plural as the “Parties.”

Recitals

Whereas, HOKU and CUSTOMER are parties to that certain Second Amended & Restated Supply Agreement, dated as of March 31, 2010, (the “Supply Agreement”), pursuant to which CUSTOMER has agreed to purchase from HOKU, and HOKU has agreed to sell to CUSTOMER, specified volumes of polysilicon each year over a three year period;

Whereas, HOKU and CUSTOMER desire to further amend certain provisions of the Supply Agreement as set forth herein to, among other things, extend the contract from three to five years, reduce the pricing of polysilicon per kilogram;

Whereas, HOKU and CUSTOMER desire to confirm that CUSTOMER has timely made all required deposit payments pursuant to the Supply Agreement; and

Whereas, to further compensate CUSTOMER for its costs related to HOKU’s shipment delays, HOKU shall issue a warrant to CUSTOMER, in substantially the form of Exhibit A attached hereto (the “Warrant”), to purchase shares of HOKU’s common stock.

NOW, THEREFORE, in furtherance of the foregoing Recitals and in consideration of the mutual covenants and obligations set forth in this Amendment, the Parties hereby agree as follows:

1.	Definitions.	Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings set forth in the Supply Agreement.

2.	Amendments.	The following provisions of the Supply Agreement are amended and restated as follows:

The third sentence of the Recitals is amended as follows: Whereas HOKU agrees to supply polysilicon to CUSTOMER for its general use beginning in calendar year 2012 for a continuous period of five (5) years from the date of the first shipment.

Section 2.6 is amended as follows: “Minimum Annual Quantity of Product” means [***] metric tons ([***] kilograms) with regards to Years 1 through 4, and [***] metric tons ([***] kilograms) with regards to Year 5.

Section 2.7 is amended as follows: “Minimum Quarterly Quantity of Product” means [***] metric tons ([***] kilograms) with regards to Years 1 through 4, and [***] metric tons ([***] kilograms) with regards to Year 5.

Section 2.8 is amended as follows: “Minimum Monthly Quantity of Product” means [***] metric tons ([***] kilograms) with regards to Years 1 through 4, and [***] metric tons ([***] kilograms) with regards to Year 5.

Section 2.14 is amended as follows: “Year” shall mean each of the five (5) twelve-month periods commencing on the First Shipment Date.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL

Section 3 is amended as follows: Ordering. Starting on the First Shipment Date and each Year during the term of this Agreement thereafter, CUSTOMER agrees to purchase from HOKU and HOKU agrees to sell to CUSTOMER, the Minimum Annual Quantity of Product at the prices set forth on Appendix 1 to this Agreement (the “Pricing Schedule”). This Agreement constitutes a firm order from CUSTOMER for [***] metric tons of Product that cannot be cancelled during the term of this Agreement, except as set forth in Section 10 below.

The first two sentences (the second of which is a parenthetical) of Section 4.3 are amended as follows: Except in the case of a force majeure pursuant to Section 13 below, if at any time after May 31, 2012, HOKU does not supply any Products pursuant to Section 4.1 or 4.2 within [***] ([***]) days of the scheduled delivery date, HOKU will provide CUSTOMER with a purchase price adjustment. (For the avoidance of doubt, this means that no such [***] ([***]) day period shall begin to run before May 31, 2012).

Section 5.2 is amended as follows: HOKU will use commercially reasonable efforts to make available to CUSTOMER its first shipment of Products on or before May 31, 2012.

Section 6.3 is amended as follows: Reserved.

A new Section 6.7 shall be added as follows:  HOKU and CUSTOMER acknowledge and confirm that CUSTOMER has timely made all required deposit payments pursuant to this Agreement.

Section 10.1 is amended as follows: The term of this Agreement shall begin on the Effective Date and shall remain in force for a period of five (5) Years beginning with the First Shipment Date.

Section 10.2.6 is amended as follows: Without limiting the foregoing, CUSTOMER shall have the right to terminate this Agreement if the First Shipment Date does not occur on or before September 30, 2012.

Section 10.3 is amended as follows:  HOKU shall have the right to terminate this Agreement if CUSTOMER has failed to initiate remittance in full of any Monthly Deposit on or before the applicable date set forth in Section 6.2, in which case, HOKU shall be entitled to retain the Initial Deposit and all prior Monthly Deposits that have been paid to HOKU as of such termination date as liquidated damages.  UPON FORFEITURE OF SUCH DEPOSITS AS LIQUIDATED DAMAGES PURSUANT TO THIS SECTION 10.3, ALL CLAIMS, OBLIGATIONS AND LIABILITIES OF CUSTOMER DERIVING FROM OR RELATING TO THIS AGREEMENT AND ITS TERMINATION SHALL BE DEEMED TO BE DISCHARGED AND FINALLY SETTLED.

Appendix 1 Pricing Schedule is amended and restated in its entirety as follows:

Pricing Schedule	Year 1	Year 2	Year 3	Year 4	Year 5*	Total
Volume	[***]	[***]	[***]	[***]	[***]	[***]
Unit Price ($/kg)	$[***]	$[***]	$[***]	$[***]	$[***]

*If in Year 4 or Year 5 the Spot Market Price (as defined below) is below $[***] per kilogram, the Pricing Schedule shall be reduced in the applicable Year to an amount that is equal to the Lowest Spot Market Price minus [***] percent ([***]%).

For purposes of this Amendment, “Lowest Spot Market Price” means the average of the monthly lowest spot market price reported by Photon, PVInsight, Bloomberg or another mutually acceptable third party index.

If there is uncertainty in price between the delivery period and the total quantity for that period based on the table above, the price assigned to the quantity shall prevail.  For example, the first [***] MT shall be invoiced at $[***] per kilogram.

The effectiveness of the foregoing pricing schedule is subject to the provisions of Sections 1 and 14.12 of the Agreement, including the provisos set forth therein.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL

Appendix 1 Credit Schedule is amended and restated in its entirety as follows:

Credit Schedule	Year 1	Year 2	Year 3	Year 4	Year 5	Total
Each year credit back	$[***]	$[***]	$[***]	$[***]	$[***]	$[***]

HOKU will credit CUSTOMER against the Total Deposit according to the above schedule.

Credits will be reflected on shipping invoices and shall be applied in full for each shipment of Products until the amount specified above for each year is fully exhausted.  In the event that any credit is not applied due to HOKU’s failure to ship Products, then such credit shall be carried forward to the next Year.

3.
HOKU shall issue the Warrant to CUSTOMER within thirty (30) days after the effective date of this Amendment. CUSTOMER is receiving the Warrant for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof.  CUSTOMER (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Warrant and is capable of bearing the economic risks of such investment.  CUSTOMER represents that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.~~.~~  CUSTOMER further represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the issuance of the Warrant and represents that the issuance of the Warrant will not violate any applicable securities or other laws of the CUSTOMER’S jurisdiction.

3.
This Amendment, together with the Supply Agreement, constitute the entire agreement between the Parties concerning the subject matter hereof.  Except as specifically amended herein, the terms of the Supply Agreement shall continue in full force and effect without modification or amendment.

*** CONFIDENTIAL PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Second Amended & Restated Supply Agreement as of the date first set forth above.

CUSTOMER

WEALTHY RISE INTERNATIONAL, LTD.

By:	/s/ Hsu You Yuan

Name:	Hsu You Yuan

Title:	CEO
Authorized Signatory

Date:

HOKU

HOKU MATERIALS, INC.

By:	/s/ Scott B. Paul

Name:	Scott B. Paul

Title:	CEO
Authorized Signatory

Date:	28 June 2011

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